UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 31, 2005

                                UTIX GROUP, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   0-24015                75-2340624
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)

             7 NEW ENGLAND EXECUTIVE PARK
                    BURLINGTON, MA                             01803
       (Address of principal executive offices)              (Zip Code)

                                 (781) 229-2589
              Registrant's telephone number, including area code:

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          (b) Effective as of July 31, 2005, Jack Burns resigned his position as Chief Financial Officer of the Company. Mr. Burn's resignation from his position as Chief Financial Officer was for personal reasons and did not involve any disagreement with the Company. Mr. Burns will continue to act as a consultant to the Company on a part time basis.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UTIX GROUP, INC.

Date: August 4, 2005                By: /s/ Anthony G. Roth
                                       -----------------------------------------
                                       Anthony G. Roth, CEO and President